                                                                   EXHIBIT 10.45

                             SUBSCRIPTION AGREEMENT


                          dated as of February 3, 2000


                                     between


                           DOTCOM LIMITED PARTNERSHIP


                                       and


                               BROADBANDNOW, INC.

                                TABLE OF CONTENTS

SECTION                                                                     PAGE

                                   ARTICLE I.


                                   DEFINITIONS


                                   ARTICLE II.


                            SUBSCRIPTION FOR WARRANTS


SECTION 2.1.          Subscription for Warrants ...............................2

                                  ARTICLE III.


                              PURCHASE OF WARRANTS

SECTION 3.1.          Purchase and Issuance ...................................2
SECTION 3.2.          Restrictions on Transfer ................................2
SECTION 3.3.          Legend ..................................................2

                                   ARTICLE IV.


                          ACKNOWLEDGMENTS OF SUBSCRIBER

SECTION 4.1.          Residence ...............................................3
SECTION 4.2.          Accredited Investor .....................................3
SECTION 4.3.          Exemption ...............................................3
SECTION 4.4.          No Registration .........................................3
SECTION 4.5.          Illiquidity .............................................4

                                   ARTICLE V.


                  REPRESENTATIONS AND WARRANTIES OF SUBSCRIBER

SECTION 5.1.          Organization ............................................4
SECTION 5.2.          Authority ...............................................4
SECTION 5.3.          No Consents; No Violations ..............................4
SECTION 5.4.          No Litigation ...........................................4
SECTION 5.5.          No Broker ...............................................4
SECTION 5.6.          Solvency of Subscriber ..................................4
SECTION 5.7.          Access to Information ...................................5


SECTION 5.8.          Accredited Investor .........................................5
SECTION 5.9.          Investment Intent ...........................................5
SECTION 5.10.         No Recommendation ...........................................5
SECTION 5.11.         Independent Judgment ........................................5
SECTION 5.12.         No General Solicitation .....................................5


                                         ARTICLE VI.


                    REPRESENTATIONS AND WARRANTIES OF COMPANY


SECTION 6.1.          Organization ................................................6
SECTION 6.2.          Authority ...................................................6
SECTION 6.3.          No Consents; No Violations; Waiver of Preemptive Rights .....6
SECTION 6.4.          No Litigation ...............................................7
SECTION 6.5.          No Broker ...................................................7
SECTION 6.6.          Title to Warrants ...........................................7

                                        Article VII.


                  SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION

SECTION 7.1.          Survival ....................................................7
SECTION 7.2.          Indemnification by Subscriber ...............................7
SECTION 7.3.          Indemnification by the Company ..............................7

                                        Article VIII.


                            MISCELLANEOUS PROVISIONS

SECTION 8.1.          Amendment and Modification ..................................8
SECTION 8.2.          Waiver of Compliance; Consents ..............................8
SECTION 8.3.          Assignment ..................................................8
SECTION 8.4.          Expenses ....................................................8
SECTION 8.5.          Governing Law ...............................................8
SECTION 8.6.          Counterparts ................................................8
SECTION 8.7.          Notices .....................................................8
SECTION 8.8.          Headings ....................................................9
SECTION 8.9.          Entire Agreement ............................................9
SECTION 8.10.         Severability ................................................9
SECTION 8.11.         Further Assurances ..........................................9

                             SUBSCRIPTION AGREEMENT

         THIS SUBSCRIPTION AGREEMENT (this "AGREEMENT"), dated as of February 3, 2000, is by and between the subscriber designated on the signature page hereof (the "SUBSCRIBER"), and BroadbandNOW, Inc., a Delaware corporation with an address at 1440 Corporate Drive, Irving, Texas 75038 (the "COMPANY").

                                    RECITALS

         As of the date hereof, the Subscriber wishes to subscribe for and to purchase from the Company Warrants (the "WARRANTS") to purchase 150,000 shares of Class A Common Stock, par value $.001 per share, of the Company (the "COMMON STOCK") and the Company wishes to accept such subscription and to issue the Warrants to the Subscriber, all pursuant to the terms and conditions hereinafter set forth.

                                    AGREEMENT

         In consideration of the foregoing and the mutual representations, warranties, covenants and agreements contained herein, the Subscriber and the Company, intending to be legally bound, hereby agree as follows:

                                   ARTICLE I.
                                   DEFINITIONS

         The following capitalized terms used in this Agreement shall have the meanings (such definitions to be equally applicable to both the singular and plural forms of the terms defined) set forth in this Article I.

         "AFFILIATE" means, with respect to any Person, any other Person that directly or indirectly is controlling, controlled or under common control with such Person.

         "AGREEMENT" or "THIS AGREEMENT" means this Subscription Agreement, including all Schedules and Exhibits hereto.

         "DOLLAR" and "$" means the lawful money of the United States of America.

         "LIEN" means any lien, pledge, charge, encumbrance, mortgage, deed of trust, adverse ownership interest, hypothecation, assignment, security interest or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, other than one created or incurred by the Company or its agents.

         "PERSON" means any individual, corporation, partnership, joint venture, trust, limited liability company or corporation, unincorporated organization or government or any agency or political subdivision thereof.

                                  ARTICLE II.
                            SUBSCRIPTION FOR WARRANTS

         SECTION 2.1. SUBSCRIPTION FOR WARRANTS. Subject to the terms and conditions of this Agreement, the Subscriber hereby irrevocably subscribes for and agrees to purchase the Warrants from the Company at a purchase price set forth opposite Subscriber's name on Schedule A hereto (the "PURCHASE PRICE"), and the Company hereby accepts such subscription and agrees to sell the Warrants to the Subscriber on the date hereof upon receipt of the Purchase Price in accordance with Section 3.1.

                                  ARTICLE III.
                              PURCHASE OF WARRANTS

         SECTION 3.1. PURCHASE AND ISSUANCE. Upon payment by the Subscriber of the Purchase Price by check or wire transfer to the account identified by the Company and the receipt by the Company of applicable waivers pursuant to Section
6.3 hereof or the expiration of such preemptive rights, the Company shall issue, sell and deliver to the Subscriber, and the Subscriber shall purchase and accept, certificates evidencing the Warrants, substantially in the forms of Exhibit A-1 and A-2 hereto, in the name of the Subscriber.

         SECTION 3.2. RESTRICTIONS ON TRANSFER. The Warrants may not be offered for sale, sold, assigned, pledged, hypothecated, transferred or otherwise disposed of, except (a) pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "SECURITIES ACT"), or in a transaction that is exempt from registration under the Securities Act or for which such registration is otherwise not required, (b) pursuant to an effective registration statement under any applicable state act or in a transaction that is exempt from registration under such state acts or for which such registration otherwise is not required and (c) in accordance with the transfer restrictions set forth in Section 5 of the Warrants.

         SECTION 3.3. LEGEND. Each certificate representing the Warrants shall be stamped or otherwise imprinted with a legend substantially in the following form:

         NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY OTHER APPLICABLE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SAID ACT OR SUCH LAWS OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION DOES NOT VIOLATE THE PROVISIONS THEREOF.

         THIS WARRANT ALSO IS SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AND OBLIGATIONS, TO WHICH ANY TRANSFEREE AGREES BY HIS ACCEPTANCE HEREOF, AS SET FORTH IN (1) THE SUBSCRIPTION AGREEMENT BETWEEN THE ISSUER AND THE SUBSCRIBER AND (2) THE

         CERTIFICATE OF INCORPORATION OF THE COMPANY, A COPY OF WHICH AGREEMENT AND CERTIFICATE MAY BE OBTAINED FROM THE COMPANY. NO TRANSFER OF SUCH WARRANT WILL BE MADE ON THE BOOKS OF THE COMPANY UNLESS ACCOMPANIED BY EVIDENCE OF COMPLIANCE WITH THE TERMS OF SUCH AGREEMENT AND BY AN AGREEMENT OF THE TRANSFEREE TO BE BOUND BY THE RESTRICTIONS SET FORTH IN SAID SUBSCRIPTION AGREEMENT AND CERTIFICATE OF INCORPORATION.

                                  ARTICLE IV.
                          ACKNOWLEDGMENTS OF SUBSCRIBER

         The Subscriber hereby acknowledges as follows:

         SECTION 4.1. RESIDENCE. If the Subscriber is a corporation, partnership, trust or other entity, it has its principal place of business as set forth on Schedule A, and if the Subscriber is an individual, he or she is at least 21 years of age and the address set forth on Schedule A is the Subscriber's true and correct address and residence.

         SECTION 4.2. ACCREDITED INVESTOR. In order to purchase the Warrants, the Subscriber must satisfy one of the criteria for an "accredited investor" as set forth in Section 5.8 hereof, and the Company shall rely upon representations and warranties made by the Subscriber herein in determining whether the Subscriber is an accredited investor.

         SECTION 4.3. EXEMPTION. The Subscriber's right to purchase the Warrants hereunder is expressly conditioned upon the exemption from qualification of the offer and sale of the Warrants from applicable federal and state securities (or "blue sky") laws.

         SECTION 4.4. NO REGISTRATION. Based upon the acknowledgments, representations, warranties and agreements made by the Subscriber herein, the Company (i) has determined that one or more of the exemptions from the registration provisions of the Securities Act and applicable state securities laws are applicable to the offer and sale of the Warrants, and (ii) has not registered the Warrants under the Securities Act or state securities laws by reason of such exemption(s).

         SECTION 4.5. ILLIQUIDITY. There is no public market for the Warrants, no such market may develop for the Warrants, and even if a public market develops for such Warrants, Rule 144 promulgated under the Securities Act requires, among other conditions, a one-year holding period prior to the resale (in limited amounts) of securities acquired in a non-public offering without having to satisfy the registration requirements of the Securities Act.

                                   ARTICLE V.
                  REPRESENTATIONS AND WARRANTIES OF SUBSCRIBER

         The Subscriber hereby represents and warrants to the Company that as of the date hereof and as of the Subscription Date:

         SECTION 5.1. ORGANIZATION. The Subscriber (if a Person that is not an individual) is an entity validly existing and in good standing under the laws of its jurisdiction of organization.

         SECTION 5.2. AUTHORITY. The Subscriber has the power, authority and capacity to execute and deliver this Agreement and to perform the Subscriber's obligations hereunder. The execution, delivery and performance by the Subscriber of this Agreement have been duly authorized by all necessary action; and this Agreement has been duly executed and delivered by the Subscriber and is the legal, valid and binding obligation of the Subscriber enforceable against the Subscriber in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, receivership, conservatorship, reorganization, liquidation, moratorium or similar events affecting the Subscriber or the Subscriber's assets, or by general principles of equity.

         SECTION 5.3. NO CONSENTS; NO VIOLATIONS.

         (a) No authorization, approval or other action by, and no notice to or filing with, any governmental, regulatory or legal authority or any other Person is required for the due execution, delivery and performance by the Subscriber of this Agreement or the consummation of the transactions contemplated hereby other than such as has been obtained, given, effected or taken prior to the date hereof.

         (b) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby do not and shall not result in any contravention of (i) any applicable law, rule or regulation of any federal, state or local governmental or regulatory authority, (ii) any order, writ, injunction, judgment, decree or award of any court, arbitrator, or government or regulatory authority to which the Subscriber or any of the Subscriber's properties are subject or (iii) any mortgage, contract, agreement, deed of trust, license, lease or other instrument, arrangement, commitment, obligation, understanding or restriction of any kind to which the Subscriber is a party or by which any of the Subscriber's properties are bound.

         SECTION 5.4. NO LITIGATION. There is no pending or, to the best knowledge of the Subscriber, threatened action or proceeding before any court, governmental agency or arbitrator by or against, or involving the Subscriber or the Subscriber's Affiliates or any of the Subscriber's property that questions or challenges the validity or enforceability of this Agreement or any action taken or to be taken by the Subscriber pursuant to this Agreement or in connection with the transactions contemplated hereby.

         SECTION 5.5. NO BROKER. The Subscriber is not obligated to pay, and has not retained any broker or finder or other Person that is entitled to, any broker's or finder's fee or other commission based upon the consummation of the transactions contemplated by this Agreement or any agreement contemplated hereby.

         SECTION 5.6. SOLVENCY OF SUBSCRIBER. After giving effect to the transactions contemplated by this Agreement, the Subscriber shall be solvent and shall be able to pay the

Subscriber's anticipated liabilities as and when they become due. The payment of the Purchase Price is being made in good faith and without any intent to hinder, delay or defraud any of the creditors of the Subscriber.

         SECTION 5.7. ACCESS TO INFORMATION. The Subscriber has reviewed information relating to the Company's business that the Company has provided to the Subscriber and has had an opportunity to receive and review all other documents and information that the Subscriber considers relevant or material to the Subscriber's subscription for and purchase of the Warrants and to ask questions of and receive satisfactory answers from the Company, or a person or persons acting on behalf of the Company, concerning the Company, its business and the terms and conditions of the purchase of the Warrants, and all such questions have been answered to the full satisfaction of the Subscriber. The Subscriber has been afforded full access to all documents, books and records of the Company.

         SECTION 5.8. ACCREDITED INVESTOR. The Subscriber acknowledges that the Subscriber has such knowledge and experience in investment, financial and business matters (including, but not limited to, making investments in unlisted and unregistered securities) that the Subscriber is capable of evaluating the merits and risks of purchasing the Warrants. The Subscriber is an "accredited investor" within the meaning of Rule 501 promulgated under the Securities Act by virtue of being at least one of the following: (a) a corporation, or a partnership or other entity not formed for the specific purpose of acquiring the Warrants, in either case with total assets in excess of $5,000,000, (b) an individual whose individual net worth, or joint net assets with such individual's spouse, at the time of purchase exceeds $1,000,000 or (c) an entity all of whose equity owners are described in (a) and/or (b).

         SECTION 5.9. INVESTMENT INTENT. The Subscriber is purchasing the Warrants for investment, for the Subscriber's own account, and with no present intention of reselling, directly or indirectly, participating in any distribution of or otherwise disposing of the Warrants. The Subscriber shall be the sole beneficial owner of the Warrants at the time of the issuance. The Subscriber understands that no disposition may be made of the Warrants except as provided in Section 3.2 of this Agreement, and that the Subscriber must bear the economic risk of purchasing the Warrants for an indefinite period of time. The Subscriber would be able to sustain a total or partial loss of the Subscriber's investment in the Warrants should such loss occur.

         SECTION 5.10. NO RECOMMENDATION. The Subscriber acknowledges that no federal or state agency has made any finding or determination relating to the fairness for investment in the Warrants and no federal or state agency has recommended or endorsed the Warrants.

         SECTION 5.11. INDEPENDENT JUDGMENT. The Subscriber is not purchasing the Warrants based upon any representation, oral or written, by any Person with respect to the future value of, or income from, the Warrants, but rather upon an independent examination and judgment as to the prospects of the Company.

         SECTION 5.12. NO GENERAL SOLICITATION. The Warrants were not offered to the Subscriber by means of general solicitation, publicly disseminated advertisements or sales literature or a seminar or meeting whose attendees had been invited by general solicitation or publicly disseminated advertisements.

                                  ARTICLE VI.
                    REPRESENTATIONS AND WARRANTIES OF COMPANY

         The Company hereby represents and warrants that as of the date hereof and as of the Subscription Date:

         SECTION 6.1. ORGANIZATION. The Company is a corporation validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to enter into the transactions contemplated by this Agreement.

         SECTION 6.2. AUTHORITY. The Company has the power and authority to carry on its business as now conducted, to own or hold under lease its properties, and to execute and deliver this Agreement, and to perform its obligations hereunder. The execution, delivery and performance by the Company of this Agreement has been duly authorized by all necessary action; and this Agreement has been duly executed and delivered by the Company and is the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, receivership, conservatorship, reorganization, liquidation, moratorium or similar events affecting the Company or its assets, or by general principles of equity.

         SECTION 6.3. NO CONSENTS; NO VIOLATIONS; WAIVER OF PREEMPTIVE RIGHTS.

         (a) No authorization, approval or other action by, and no notice or filing with, any governmental, regulatory or legal authority or any other Person is required for the due execution, delivery and performance by the Company of this Agreement or the consummation of the transactions contemplated hereby other than such as has been obtained, given, effected or taken prior to the date hereof. Subject to the accuracy of the acknowledgments, representations and agreements made by the Subscriber herein, no registration under the Securities Act or any applicable state securities laws is required for the sale of the Warrants to Subscriber in accordance with the provisions hereof.

         (b) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby do not and shall not result in any contravention of (i) the certificate of incorporation or the bylaws of the Company, (ii) any applicable law, rule or regulation of any federal, state or local governmental or regulatory authority, (iii) any order, writ, injunction, judgment, decree or award of any court, arbitrator, or governmental or regulatory authority to which the Company or any of its properties are subject or (iv) any mortgage, contract, agreement, deed of trust, license, lease or other instrument, arrangement, commitment, obligation, understanding or restriction of any kind to which the Company is a party or by which any of its properties are bound.

         (c) The preemptive rights granted to the holders of the Company's Series A Preferred Stock (the "PREFERRED STOCK") as set forth in Section 2.3 of the Certificate of Designations regarding the Preferred Stock shall have been waived or expired prior to issuance of the Warrants in accordance with such Certificate of Designations with regard to the issuance of the Warrants and the Common Stock issuable upon the exercise thereof. The Warrants and the Common Stock issuable upon the exercise thereof will not be issued in contravention of any other preemptive rights.

         SECTION 6.4. NO LITIGATION. There is no pending or, to the best knowledge of the Company, threatened action or proceeding before any court, governmental agency or arbitrator by, against or involving the Company or its Affiliates or any of its property, or any of its stockholders, managers or employees that questions or challenges the validity or enforceability of this Agreement or any action taken or to be taken by the Company pursuant to this Agreement or in connection with the transactions contemplated hereby.

         SECTION 6.5. NO BROKER. The Company is not obligated to pay, and has not retained any broker or finder or other Person that is entitled to, any broker's or finder's fee or other commission based upon the consummation of the transaction contemplated by this Agreement or any other agreement contemplated hereby.

         SECTION 6.6. TITLE TO WARRANTS. Upon the payment of the Purchase Price to the Company and the issuance by the Company of the Warrants, each in accordance with the terms of this Agreement, and upon delivery thereof the Subscriber shall acquire good and indefeasible title to the Warrants, free and clear of any and all liens, claims or encumbrances of any kind, other than liens, claims or encumbrances created by or through the Subscriber.

                                  ARTICLE VII.
                  SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION

         SECTION 7.1. SURVIVAL. The representations and warranties of the parties contained in this Agreement shall survive the execution and delivery of this Agreement.

         SECTION 7.2. INDEMNIFICATION BY SUBSCRIBER. The Subscriber shall indemnify and hold harmless the Company from and against any and all claims, losses, liabilities and damages, including, without limitation, amounts paid in settlement, reasonable costs of investigation and reasonable fees and disbursements of counsel, arising out of or resulting from the inaccuracy of any Subscriber representation or warranty or the breach by Subscriber of any covenant or agreement contained herein or in any instrument or certificate delivered pursuant hereto.

         SECTION 7.3. INDEMNIFICATION BY THE COMPANY. The Company shall indemnify and hold harmless the Subscriber from and against any and all claims, losses, liabilities and damages, including, without limitation, amounts paid in settlement, reasonable costs of investigation and reasonable fees and disbursements of counsel, arising out of or resulting from the inaccuracy of any Company representation or warranty or the breach by Company of any covenant or agreement contained herein or in any instrument or certificate delivered pursuant hereto.

                                 ARTICLE VIII.
                            MISCELLANEOUS PROVISIONS

         SECTION 8.1. AMENDMENT AND MODIFICATION. This Agreement may be amended, modified or supplemented only by written agreement of the parties hereto.

         SECTION 8.2. WAIVER OF COMPLIANCE; CONSENTS. Any failure of a party hereto to comply with any obligation, covenant, agreement or condition herein may be waived by the other party hereto; provided, however, that any such waiver may be made only by a written instrument signed by the party hereto granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. Whenever this Agreement requires or permits consent by or on behalf of any party hereto, such consent shall be given in writing in a manner consistent with the requirements for a waiver of compliance as set forth in this Section 8.2, with appropriate notice in accordance with Section 8.7 of this Agreement.

         SECTION 8.3. ASSIGNMENT. This Agreement and all of the provisions hereof shall be binding upon the parties hereto and their respective successors and permitted assigns. Any party hereto may assign any of such party's rights hereunder, but no such assignment shall relieve such party of such party's liability for such party's obligations hereunder, provided that any assignee of the Subscriber's rights hereunder shall at the time of such assignment be a transferee of the Warrants in accordance with Article 3, and at the time of the exercise of any rights hereunder shall be the record holder of such Warrants. Nothing in this Agreement, expressed or implied, is intended or shall be construed to confer upon any Person, other than the parties hereto and any successors and permitted assigns, any rights, remedy or claim under or by reason of this Agreement or any provision herein contained.

         SECTION 8.4. EXPENSES. All fees and expenses (including all fees of counsel and accountants) incurred by any party in connection with the negotiation and execution of this Agreement shall be borne by the party who incurred them.

         SECTION 8.5. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware (without regard to its conflicts of law doctrines).

         SECTION 8.6. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

         SECTION 8.7. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand, mailed by registered or certified mail (return receipt requested) or sent by a nationally recognized overnight delivery service to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

         If to the Subscriber to the addresses set forth on Schedule A hereto.

         If to the Company:

                  BroadbandNOW, Inc.
                  1440 Corporate Drive
                  Irving, Texas  75038
                  Attn:  Matthew Hutchins, Sr., President & CEO

         with a copy to (such copy not to constitute notice):

                  King & Spalding
                  1185 Avenue of the Americas
                  New York, NY 10036
                  Attn:  Mark Zvonkovic, Esq.

         SECTION 8.8. HEADINGS. The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         SECTION 8.9. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties hereto with respect to such subject matter.

         SECTION 8.10. SEVERABILITY. If any one or more provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

         SECTION 8.11. FURTHER ASSURANCES. Each party to this Agreement shall execute such documents or instruments and take such other action as the other party hereto may reasonably request after the date hereof in order to effectuate the transactions contemplated hereby.

                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                                         DOTCOM LIMITED PARTNERSHIP


                                         By:
                                            ------------------------------------
                                              Name:  Jack Riggs
                                              Title: General Partner


                                         BROADBANDNOW, INC.


                                         By:
                                            ------------------------------------
                                              Name:  Matthew Hutchins, Sr.
                                              Title: President & CEO

                                   SCHEDULE A



Subscriber:                    DOTCOM Limited Partnership

Purchase Price:                $60,000

Notices:                       DOTCOM Limited Partnership
                               5931 Velasco
                               Dallas, Texas  75206
                               Attn: Jack Riggs, General Partner

                                   EXHIBIT A-1

                                 FORM OF WARRANT

                                   EXHIBIT A-2

                                 FORM OF WARRANT